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PACIFIC HORIZON GROWTH & INCOME FUNDS

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                     PACIFIC HORIZON GROWTH & INCOME FUNDS
                               SEMI-ANNUAL REPORT
                                August 31, 1996


                              CAPITAL INCOME FUND

                             ASSET ALLOCATION FUND



                               Investing For All
                             The Times Of Your Life



                                ----------------
                                NOT FDIC INSURED
                                ----------------

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                          Concord Holding Corporation
                               3435 Stelzer Road
                               Columbus, OH 43219

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                             Drinker Biddle & Reath
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.
This material must be preceded or accompanied by a current prospectus.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                    Contents

                                PACIFIC HORIZON FUND FACTS               2-3
                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6
                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9
                                INTERVIEW WITH YOUR
                                  INVESTMENT MANAGERS                  10-16
                                PACIFIC HORIZON CAPITAL INCOME FUND
                                  Portfolio of Investments             17-21
                                  Statement of Assets
                                    and Liabilities                       22
                                  Statement of Operations                 23
                                  Statements of Changes
                                    in Net Assets                         24
                                PACIFIC HORIZON ASSET ALLOCATION FUND
                                  Statement of Assets
                                    and Liabilities                       25
                                  Statement of Operations                 26
                                  Statements of Changes
                                    in Net Assets                         27
                                  Notes to Financial Statements        28-34
                                  Financial Highlights                 35-38
                                MASTER INVESTMENT TRUST, SERIES
                                  I -- ASSET ALLOCATION PORTFOLIO
                                  Portfolio of Investments             39-44
                                  Statement of Assets
                                    and Liabilities                       45
                                  Statement of Operations                 46
                                  Statements of Changes
                                    in Net Assets                         47
                                  Notes to Financial Statements        48-50
                                  Supplementary Data                      51

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, the money market funds, strive to maintain a stable net asset value but offer no growth potential.

                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

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* Certain investors may be subject to the Federal Alternative Minimum Tax and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your investment specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

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UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a               [GRAPHIC]
brief overview of the economy
and how it affects the
financial markets.

The INTERVIEW WITH YOUR
INVESTMENT MANAGERS enables
you to gain insight into the
Fund's investments and learn
more about the Fund managers'
strategies.

                            Because a picture or chart can help clarify the
                            text, the investment management team may have
    [GRAPHIC]               illustrated the most important features of the Fund.
                            The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
         [GRAPHIC]                NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
                                  SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES
         [GRAPHIC]                BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD
          [GRAPHIC]
                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

        [GRAPHIC]                 DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED
                                  GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The financial markets were volatile during the six-month period ended August 31, 1996, due to uncertainty about the economy, interest rates and corporate earnings. As the period began, strong corporate earnings encouraged investors to expect higher stock prices. But during the summer investors were confronted with relatively poor early announced earnings reports as compared to the same quarter the previous year.

At the same time, there were signs that the economy was growing much faster than expected. Some factors that restrained economic growth during the early part of 1996 were behind us -- in particular, the General Motors and Boeing strikes, the government shutdown and bad weather -- and the economy grew at a surprisingly strong rate of 4.7% during the second quarter. As a result, investors worried that the Federal Reserve would increase short-term interest rates to slow growth and keep a tight rein on inflation.

MIXED SIGNALS
IN THE MARKETS

Meanwhile, other economic indicators, including a high level of inventory buildup and relatively weak retail sales figures, suggested that the economy might be losing steam. The result: Stocks and bonds declined sharply in July, but rebounded somewhat in August. For the period, the Standard & Poor's 500 Stock Index gained 2.96%. Also, the bellwether 30-year Treasury bond was down 5.12%.

The best-performing stock market sectors during the recent period were capital goods and selected technology issues, both of which gained more than 13%. More defensive sectors of the market also performed well. These included stocks in the consumer staples sector and the financial services sector, where stocks gained roughly 10% during the period.

We expect corporate earnings to grow at a rate of about 7% for 1996 -- slower than the double-digit growth of last year, but still strong in absolute terms. That said, profit growth at many firms will look modest compared to their gains of a year ago. As a result, many companies may pre-announce any disappointing third-quarter earnings expectations to prevent their stock prices from stumbling too much when they announce the actual numbers.

Although inflation does not appear too threatening -- apart from some concerns about rising wages -- we expect the Federal Reserve to debate the question of whether to raise rates through year end. We expect the economy to slow down a bit, returning to a more sustainable growth rate of around 2% to 2.5% as calendar year 1996 nears its close. Some reasons for the projected slower growth include increased corporate downsizing, rising consumer debt from credit cards and loans, a general buildup of company inventories and some slower than expected growth in overseas economics.

GOOD VALUES IN
SELECTED SECTORS

Looking ahead, we are slightly more bullish about stocks than bonds over the next six months. Some specific equity sectors that we like include capital goods, health care, and select areas of technology. We believe that all of these sectors represent good value and have reasonable earnings outlooks over the next six months.

Our fixed-income outlook is also positive. We believe the yield curve may flatten, with short-term rates rising more than long-term rates.

Therefore, we expect our bond funds to take a barbell approach to investing, with portfolios that concentrate heavily on both short- and long-term issues. This will provide us the potential to pick up extra yield on both long- and short-term bonds, while positioning the Funds to pick up some capital gains when long-term rates ease. We will also emphasize high-quality, highly liquid fixed-income issues.

A wild card in the outlook for the financial markets is the Congressional and Presidential elections in November. Most investors expect the Republican party to remain in control of Congress. If they are proven wrong, we may see fiscal policy changes that might lead to increased volatility in the markets.

Sincerely,
Keith Wirtz
Drew Brahos
Bank of America NT&SA,
Investment Advisers
to the Pacific Horizon Funds

PACIFIC HORIZON
CAPITAL INCOME FUND


[PHOTO]


ED CASSENS, CFA
Senior Portfolio Manager
Bank of America NT & SA

GOAL:

The Pacific Horizon Capital Income Fund seeks total investment return through a combination of current income and capital appreciation consistent with prudent risk.

INVESTMENTS:

The Fund invests primarily in convertible bonds and convertible preferred stocks of domestic issuers.

APPROPRIATE FOR:

Investors seeking a competitive return over the long term comprised of current income and capital appreciation.

INCEPTION:

September 25, 1987

SIZE OF FUND AS OF
AUGUST 31, 1996:

About $265 million

Q   HOW DID THE MARKET SWINGS OF THE PAST SIX MONTHS AFFECT CONVERTIBLE
SECURITIES?

A Convertible securities are typically less volatile than the overall stock market, in part because they often pay significantly higher yields than stocks. True to form, their prices were considerably more stable during the recent market volatility than stock prices, which declined early in the period before rebounding a bit. Since convertibles usually share somewhat in the gains of their issuers' common stock, they posted some capital appreciation.


Q   HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?


A The Fund performed well, with a total return of 5.09% (Class A shares without deduction of the maximum 4.50% front-end sales charge) for the six months ended August 31, 1996. That compared to 2.66% for the First Boston Convertible Index.*


Q   WHAT HELPED THE FUND'S
    PERFORMANCE?


A   First, we were overweighted in the financial services sector. We invested in convertibles of financial services companies with considerable excess capital that

AVERAGE ANNUAL TOTAL RETURN
AS OF AUGUST 31, 1996

------------------------------------------------

                         CAPITAL INCOME FUND
------------------------------------------------
                       WITHOUT          WITH
                     SALES CHARGE   SALES CHARGE
------------------------------------------------
A Shares
 6 months+               5.09%          0.38%
 ................................................
 1 year                 15.93%         10.70%
 ................................................
 5 years                15.33%         14.28%
 ................................................
 Since Inception
 (9/25/87)              14.19%         13.60%
---------------------------------------

+ Performance quoted is not annualized.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

enabled them to buy back stock from shareholders. For example, H.F. Ahmanson (1.26% of net assets as of 8/31/96) and Great Western Financial Co. (0.80%) have been buying back their own stock, which supports the prices of their shares and related convertible issues.

Second, many of the Fund's holdings were involved with mergers or takeovers during the period. For example, Hilton Hotels Corp. (1.09%) offered to buy Bally Entertainment Corp., boosting Bally's stock and convertible issues. Career Horizons (1.26%), a temporary help firm and another Fund holding, intends to merge with competitor AccuStaff. And the Fund's investment in insurance provider American Travelers (1.17%) benefited from its plans to merge with Conseco.**


Q   WHAT OTHER AREAS OF THE MARKET DID YOU FAVOR?


A   We continued to be overweighted in convertibles issued by health-care companies. These companies typically have offered solid earnings in a low-inflation and slow earnings-growth environment. As a result, their stock and convertible prices are likely to hold up well if the economy loses steam. Moreover, drug companies were especially strong performers during the past six months. For example, the Fund's investment in convertibles issued by Sandoz (1.3%) benefited from its planned merger with Ciba-Geigy. In fact, that holding continues to appreciate on the expectation that the combined companies are going to be stronger as a result of the merger.**

We remained underweighted in convertibles issued by technology companies.
One reason: The semiconductor cycle is still experiencing slow growth and resulting earnings pressure could hurt the stocks in that sector. Our relatively small stake in convertibles issued by technology companies helped the Fund avoid losses when technology stocks slumped.


Q   DID THE FUND INVEST IN COMMON STOCKS?


A   Yes. We held 20% of the Fund's assets in dividend-paying common stocks but have recently reduced this position to around 15%. For example, we supplemented the Fund's convertible holdings in the health-care sector by purchasing shares of common stock issued by Warner-Lambert Co. (1.2% of net assets) and Schering-Plough (1.0%).**


Q   WHAT'S THE OUTLOOK FOR CONVERTIBLES AND THE FUND DURING THE NEXT SIX MONTHS?


A   We do not anticipate a major strategic shift for the Fund. We're expecting a period of slow economic growth, so it will be important to invest in companies that can continue to maintain their earnings in this kind of an economy. We will continue to invest in convertibles of companies that we believe can do this, reviewing each investment on a case-by-case basis. We will look for companies that can benefit from corporate events such as mergers, takeovers or restructuring.

---------------
 * The First Boston Convertible Index is an unmanaged index generally representative of the convertible securities market as a whole and cannot be invested in directly.

** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

PACIFIC HORIZON
ASSET ALLOCATION FUND

[PHOTO]


ROBERT PYLES, CFA
Director of Equity
Bank of America NT&SA

Mr. Pyles manages the equity portion of the Asset Allocation Fund.

GOAL:

The Pacific Horizon Asset Allocation Fund seeks long-term growth from capital appreciation and dividend and interest income.

INVESTMENTS:

The Fund uses a balanced approach by investing in stocks, bonds and cash-equivalent securities.

APPROPRIATE FOR:

Investors seeking growth and income through a diversified portfolio of stocks and bonds.

INCEPTION:

January 18, 1994

SIZE OF FUND AS OF
AUGUST 31, 1996
Over $26 million

[PHOTO]


STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member of the investment management team for the fixed-income portion of the Asset Allocation Fund.


Q   DID YOU CHANGE THE FUND'S ALLOCATION OF ASSETS AMONG STOCKS, BONDS AND CASH
DURING THE RECENT PERIOD?


A   Not a great deal. The Fund's stock weighting remained at around 56% to 57%.
However, in March, we moved 2% of the portfolio from cash to bonds. Our current target allocation is 56% stocks, 39% bonds and 5% cash. For the six months AVERAGE ANNUAL TOTAL RETURN
AS OF AUGUST 31, 1996

------------------------------------------------


                        ASSET ALLOCATION FUND
------------------------------------------------
                       WITHOUT          WITH
                        SALES           SALES
                       CHARGE          CHARGE
------------------------------------------------
A Shares
 6 months+                1.55%          -3.02%
 ................................................
 1 year                  10.66%           5.68%
 ................................................
 Since Inception
 (1/18/94)               10.40%           8.47%
------------------------------------------------

+ Performance quoted is not annualized.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

ended August 31, 1996, the Fund had a total return of 1.55% (Class A shares without deduction of the maximum 4.50% front-end sales charge). The Fund's benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index returned 2.96% and -0.03%, respectively, for the period.*


Q   WHAT FACTORS DETERMINED THE FUND'S WEIGHTING OF STOCKS VERSUS BONDS AND
CASH?


A During the early part of the year, investors gained confidence that economic growth was picking up from the slow pace of 1995. This caused stocks to outperform bonds as equity investors looked forward to higher earnings, and bond investors worried about higher inflation. Despite the difference in performance, stocks remained fairly valued relative to bonds. Thus, we maintained a roughly neutral position -- in other words, a slightly higher emphasis on stocks -- with respect to weightings of the major asset categories.


Q   HOW DID YOU MANAGE THE FUND'S INVESTMENT IN STOCKS?


A As economic growth accelerated in the first quarter of the year, we increased the Fund's portfolio exposure to shares of companies whose fortunes are linked directly to the economy. We raised the Fund's investment in basic industries to a market weighting, that is, in line with the S&P 500, and increased our overweighting in retail and technology stocks. Stocks such as Microsoft (1.2% of net assets as of 8/31/96), Intel (1.6%), Household International (0.7%), Citicorp (0.8%) and Coca-Cola (1.0%) were strong performers for the Fund.**


Q   WHAT NEW STOCKS DID YOU ADD TO THE FUND'S PORTFOLIO?


A   Some of the stocks we purchased included Monsanto (0.8% of net assets), a chemical, agricultural and pharmaceutical supplies company; Willamette Industries (0.3%), which produces forest products; and 3ComCorp. (0.5%), which supplies computer network equipment. Another new addition to the Fund was NorAm Energy (0.5%), a natural gas company, that has subsequently received a takeover bid from Houston Industries.**


Q   HOW DID YOU MANAGE THE BONDS IN THE PORTFOLIO?


A   As always, we maintained a duration close to the average for the Lehman
Brothers Aggregate Bond Index. (Duration is a measure of the sensitivity of a fund to changes in interest rates.) Our duration varied from 4.5 to 4.8 years tracking closely to the index's duration. The Fund also was broadly diversified among high-quality securities, including Treasuries, mortgage-backed issues and investment-grade corporate bonds.

At the same time, we attempted to add value by investing in specific sectors, securities and maturity levels that we believed offered good value. For example, we overweighted the Fund's bond holdings in shorter-duration corporate securities and in 15- and 30-year mortgage-backed issues.

Q   WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE FUND?


A   Looking ahead, it seems likely that the economy's growth will slow to around a 2% to 2.5% annual rate. At the same time, we believe that interest rates are likely to remain relatively stable for now. These factors appear to offer a favorable environment for financial assets, and we plan on maintaining a roughly neutral mix of stocks, bonds and cash.

---------------
 * The S&P 500 Stock Index and the Lehman Brothers Aggregate Bond Index are unmanaged indices generally representative of the equity and the bond markets, respectively, and cannot be invested in directly.

** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

PACIFIC HORIZON
CAPITAL INCOME FUND
(AS OF AUGUST 31, 1996)

BALANCE
Two Advantages
                                            The Pacific Horizon Capital Income
                                            Fund provides investors with the
                                            opportunity to receive regular
                                            quarterly income while participating
                                            in the upside potential of the
                                            underlying equity securities.
                                            Historically, holders of convertible
                                            securities have enjoyed about 70
                                            percent of the appreciation of
[CHART] stocks.* Investors seeking growth and income will appreciate the opportunities to invest in the Pacific Horizon Capital Income Fund. Of course, past performance is not reflective of future results.

                                            *Source: Investment Advisor, March
                                            1993.

--------------------------------------------------------------------------------

DIVERSITY
Positioned for Income and Growth

       PORTFOLIO COMPOSITION
      (PERCENT OF NET ASSETS)

[PIE CHART]

CONVERTIBLE BONDS                                  47.37
CONVERTIBLE PREFERRED STOCKS                       33.29
COMMON STOCKS                                      14.92
CASH & CASH EQUIVALENTS                             4.42

The Pacific Horizon Capital Income Fund is professionally managed and maintains at least a 65 percent position in convertible securities. In order to help maximize performance, the Fund may also invest in common and preferred stocks, cash and cash equivalents that the adviser believes to be of high quality.

TOP TEN HOLDINGS AS OF AUGUST 31,
1996*

-------------------------------------------------------
                                          PERCENT OF
                                          NET ASSETS
-------------------------------------------------------
  Cooper Industries Inc., 7.05%,1/1/15        1.60%
 ......................................................
  Wells Fargo & Company                       1.57%
 ......................................................
  Starbucks Corporation, 4.25%, 11/1/02       1.45%
 ......................................................
  US Filter Corporation, 6.00%, 9/15/05       1.44%
 ......................................................
  Noble Affiliates, 4.25%, 11/1/03            1.41%
 ......................................................
  Nine West Group, Inc., 5.50%, 7/15/03       1.39%
 ......................................................
  Pride Petroleum, 6.25%, 2/15/06             1.37%
 ......................................................
  Reading & Bates                             1.35%
 ......................................................
  Unocal Corp.                                1.31%
 ......................................................
  Sanfill Inc., 5.00%, 3/1/06                 1.29%
------------------------------------------------------
TOTAL                                        14.18%
------------------------------------------------------

* The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON
ASSET ALLOCATION FUND
(AS OF AUGUST 31, 1996)
PORTFOLIO COMPOSITION*

A Market-Driven Process

The Fund's adviser seeks to determine relative values among stocks, bonds and cash equivalents and weights the portfolio accordingly.

The Fund's adviser looks for the following characteristics within each asset class. The Fund's stock holdings must display what the adviser believes to be above-average growth potential and reasonable valuation. The diversified bond portfolio may contain mortgage-backed securities as well as fixed-income obligations that are undervalued in the opinion of the Fund's adviser. The Fund's cash holdings can be viewed as a defensive position in changing markets.

                 ASSET ALLOCATION

[PIE CHART]

COMMON STOCKS                                 56.75
CASH & EQUIVALENTS                             4.13
BONDS                                         39.12

* The composition of the Fund's holdings is subject to change.

--------------------------------------------------------------------------------

                                            A BALANCED INVESTMENT
                                            APPROACH

                                            Allocation Among Asset Classes

                                            The Fund may be appropriate for
                                            investors seeking long-term growth
                                            from capital appreciation as well as
                                            dividend and interest income through
                                            a balanced approach to investing
                                            using bonds, stocks and cash
                                            equivalents. Investors can make one
                                            simple investment and their money
                                            will be spread over a variety of
       SHIFTING THE ASSET MIX               asset classes. The Fund's adviser
                                            seeks a total return greater than
              [CHART]                       bonds or cash with less volatility
                                            than an investment in stocks.
                                            Through strategically allocating
                                            assets among various investments,
                                            the Fund's adviser will shift the
                                            asset mix as market conditions
                                            change, thereby seeking to profit
                                            from market opportunities in any
                                            economic environment.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COMMON STOCKS -- 13.7%
BANKS -- 3.5%
 Barnett Banks, Inc..................................................       37,736     $  2,476,425
 Fifth Third Bancorp.................................................       49,626        2,630,178
 Wells Fargo Co......................................................       16,666        4,145,667
                                                                                       ------------
                                                                                          9,252,270
                                                                                       ------------
COSMETICS & TOILETRIES -- 0.9%
 Avon Products, Inc..................................................       50,000        2,393,750
                                                                                       ------------
FINANCIAL SERVICES -- 1.0%
 RCSB Financial, Inc.................................................       98,437        2,645,494
                                                                                       ------------
HOUSEHOLD-GENERAL PRODUCTS -- 0.9%
 Colgate-Palmolive...................................................       30,000        2,437,500
                                                                                       ------------
PHARMACEUTICALS -- 4.7%
 American Home Products Corp.........................................       40,000        2,370,000
 Bristol-Myers Squibb Co.............................................       25,000        2,193,750
 Pharmacia & Upjohn Inc..............................................       50,000        2,100,000
 Schering-Plough.....................................................       47,000        2,626,125
 Warner-Lambert Co...................................................       52,000        3,094,000
                                                                                       ------------
                                                                                         12,383,875
                                                                                       ------------
RETAIL -- 1.0%
 Penney (J.C.) Co....................................................       50,000        2,643,750
                                                                                       ------------
UTILITIES -- ELECTRIC -- 1.7%
 Duke Power Co.......................................................       25,000        1,168,750
 Northern States Power Co............................................       25,000        1,140,625
 PacifiCorp..........................................................       50,000        1,006,250
 Southern Co.........................................................       50,000        1,131,250
                                                                                       ------------
                                                                                          4,446,875
                                                                                       ------------
Total Common Stocks
 (cost $39,064,343)..................................................                    36,203,514
                                                                                       ------------
PREFERRED STOCKS -- 5.0%
AUTOMOBILE PARTS -- 0.9%
 Federal-Mogul Corp..................................................       40,000        2,240,000
                                                                                       ------------
ENERGY PRODUCTION -- 1.1%
 California Energy Co................................................       50,000        2,937,500
                                                                                       ------------
HOUSEHOLD-GENERAL PRODUCTS -- 0.8%
 AJL Peps Trust......................................................      110,000        2,076,250
                                                                                       ------------
MEDIA -- 1.0%
 SFX Broadcasting....................................................       49,700        2,745,925
                                                                                       ------------

---------------
See Notes to Financial Statements.
                                       17

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
RETAIL -- 1.2%
 Tyco Toys, Inc......................................................      524,720     $  3,148,320
                                                                                       ------------
Total Preferred Stocks
 (cost $12,618,054)..................................................                    13,147,995
                                                                                       ------------
CONVERTIBLE PREFERRED STOCKS -- 29.5%
BANKS -- 2.9%
 Ahmanson (H.F.), Series D...........................................       56,300        3,335,775
 First Chicago, Series B.............................................       25,000        1,793,750
 Sovereign Bancorp, Series B.........................................       45,000        2,638,125
                                                                                       ------------
                                                                                          7,767,650
                                                                                       ------------
FINANCIAL SERVICES -- 5.3%
 American General, Delaware..........................................       30,000        1,575,000
 Great Western Financial Co..........................................       35,000        2,126,250
 Integon Corp........................................................       40,000        2,360,000
 Merrill Lynch Co....................................................       55,000        3,293,125
 PennCorp Financial Group, Inc.......................................       50,000        2,731,250
 St. Paul Capital, Series M..........................................       40,000        2,110,000
                                                                                       ------------
                                                                                         14,195,625
                                                                                       ------------
FOREST & PAPER PRODUCTS -- 0.7%
 James River Co......................................................       80,000        1,990,000
                                                                                       ------------
HOUSEHOLD GOODS -- 1.1%
 Corning, Inc........................................................       50,000        2,775,000
                                                                                       ------------
INDUSTRIAL & COMMERCIAL SERVICES -- 0.3%
 Triathlon Broadcasting..............................................       90,000          900,000
                                                                                       ------------
INDUSTRIAL GOODS & EQUIPMENT -- 1.6%
 Elsag Bailey Corp...................................................       55,000        2,461,250
 McDermott International.............................................       50,000        2,012,500
                                                                                       ------------
                                                                                          4,473,750
                                                                                       ------------
INSURANCE -- 4.1%
 Aetna, Inc., Class C................................................       42,000        2,919,000
 Allstate Corp.......................................................       62,000        2,728,000
 American Bankers Insurance Group, Inc...............................       58,000        3,291,500
 American General Corp...............................................       50,000        1,881,250
                                                                                       ------------
                                                                                         10,819,750
                                                                                       ------------
METALS -- 0.4%
 Cyprus Amax, Series A...............................................       19,950        1,027,425
                                                                                       ------------
MINING -- 2.7%
 Amax Gold, Inc., Series B...........................................       40,000        2,095,000
 Freeport McMoran....................................................      125,000        3,296,875
 Inco Limited........................................................       30,000        1,575,000
                                                                                       ------------
                                                                                          6,966,875
                                                                                       ------------
OIL & GAS -- 5.7%
 Ashland Oil Co......................................................       45,000        2,714,062
 MCN Corp............................................................      100,000        2,775,000
 Occidental Petroleum Co.............................................       40,000        2,440,000
 Reading & Bates.....................................................       50,000        3,562,500
 Unocal Corp.........................................................       60,000        3,472,500
                                                                                       ------------
                                                                                         14,964,062
                                                                                       ------------

---------------
See Notes to Financial Statements.
                                       18

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
RETAIL -- 0.8%
 K-Mart, Inc.........................................................       42,100     $  2,120,787
                                                                                       ------------
UTILITIES -- ELECTRIC -- 2.3%
 Citizens Utilities Co...............................................       60,000        2,910,000
 NoRam Financing.....................................................       50,000        3,100,000
                                                                                       ------------
                                                                                          6,010,000
                                                                                       ------------
UTILITIES -- TELECOMMUNICATIONS -- 1.6%
 Philippine Long Distance............................................       35,000        1,955,625
 Sprint Corp.........................................................       64,000        2,304,000
                                                                                       ------------
                                                                                          4,259,625
                                                                                       ------------
Total Convertible Preferred Stock
 (cost $70,508,291)..................................................                    78,270,549

                                                                            PRINCIPAL
                                                              MATURITY       AMOUNT           VALUE
                  DESCRIPTION                      RATE         DATE          (000)          (NOTE 2)
------------------------------------------------   -----      --------      ---------      ------------
CORPORATE CONVERTIBLE BONDS -- 47.4%
APPAREL -- 1.4%
 Nine West Group, Inc...........................    5.50%      7/15/03       $ 3,500       $  3,675,000
                                                                                           ------------
AIRLINES -- 1.0%
 Alaska Air Group...............................    6.88%      6/15/14         2,800          2,583,000
                                                                                           ------------
AUTOMOBILE PARTS -- 1.2%
 Magna International............................    5.00%     10/15/02        31,000          3,309,250
                                                                                           ------------
COMMERCIAL SERVICES -- 1.3%
 Career Horizons................................    7.00%     11/01/02         1,550          3,322,813
                                                                                           ------------
COMPUTERS -- 3.4%
 Apple Computer, Inc............................    6.00%      6/01/01         2,750          2,839,375
 Conner Peripherals, Inc........................    6.75%      3/01/01         3,000          3,030,000
 Danka Business Systems.........................    6.75%      4/01/02         2,000          2,330,000
 Unisys Corp....................................    8.25%      3/15/06           900          1,008,000
                                                                                           ------------
                                                                                              9,207,375
                                                                                           ------------
ELECTRONICS -- 5.6%
 Altera Corp....................................    5.75%      6/15/02         2,250          2,415,938
 Analog Devices.................................    3.50%     12/01/00         2,100          2,310,000
 Donatron International, 144A...................    6.00%     10/15/02         2,400          2,508,000
 Motorola, Inc..................................    0.00%      9/27/13         2,500          1,837,500
 SCI Systems, Inc...............................    5.00%      5/01/06         2,730          3,074,662
 3COM Corp......................................   10.25%     11/01/11         1,600          2,572,000
                                                                                           ------------
                                                                                             14,718,100
                                                                                           ------------
ENVIRONMENTAL & POLLUTION CONTROL -- 1.8%
 Sanifill, Inc..................................    5.00%      3/01/06         3,000          3,423,750
 Air & Water Technologies.......................    8.00%      5/15/15         1,500          1,318,125
                                                                                           ------------
                                                                                              4,741,875
                                                                                           ------------
FINANCIAL SERVICES -- 3.3%
 ADT Operations.................................               7/06/10         5,950          3,391,500
 American Travelers Corp........................    6.50%     10/01/05         1,500          3,086,250
 USF&G Corp.....................................               3/03/09         3,500          2,095,625
                                                                                           ------------
                                                                                              8,573,375
                                                                                           ------------

---------------
See Notes to Financial Statements.
                                       19

                                                                            PRINCIPAL
                                                              MATURITY       AMOUNT           VALUE
                  DESCRIPTION                      RATE         DATE          (000)          (NOTE 2)
------------------------------------------------   -----      --------      ---------      ------------
FOOD -- 2.5%
 Grand Metropolitan.............................    6.50%      1/31/00       $ 2,400       $  2,790,000
 Starbucks Corp.................................    4.25%     11/01/02         2,600          3,828,500
                                                                                           ------------
                                                                                              6,618,500
                                                                                           ------------
HEALTH CARE -- 5.1%
 Careline, Inc..................................    8.00%      5/01/01         1,975          2,095,969
 PHP Healthcare Corp............................    6.50%     12/15/02         1,500          1,616,250
 PhyCor, Inc....................................    4.50%      2/15/03         1,500          1,569,375
 Rotech Medical Corp............................    5.25%      6/01/03         3,000          2,595,000
 Tenet Healthcare Corp..........................    6.00%     12/01/05         2,800          2,884,000
 TheraTx, Inc...................................    8.00%      2/01/02         3,000          2,861,250
                                                                                           ------------
                                                                                             13,621,844
                                                                                           ------------
INDUSTRIAL GOODS & EQUIPMENT -- 4.4%
 Cooper Industries, Inc.........................    7.05%      1/01/15         4,086          4,229,010
 General Signal Corp............................    5.75%      6/01/02         1,450          1,567,813
 Hanson America, Inc............................    2.39%      3/01/01         2,500          2,162,500
 U.S. Filter Corp...............................    6.00%      9/18/05         2,500          3,800,000
                                                                                           ------------
                                                                                             11,759,323
                                                                                           ------------
LEISURE -- 1.8%
 HFS, Inc.......................................    4.75%      3/01/03         1,500          1,710,000
 Hilton Hotels Corp.............................    5.00%      5/15/06         2,780          2,894,675
                                                                                           ------------
                                                                                              4,604,675
                                                                                           ------------
MINING -- 1.7%
 Agnico Eagle Mines.............................    3.50%      1/27/04         2,000          2,085,000
 Horsham Corp...................................    3.00%      1/29/21         2,500          2,387,500
                                                                                           ------------
                                                                                              4,472,500
                                                                                           ------------
OIL & GAS -- 6.2%
 Baker Hughes, Inc..............................    0.00%      5/05/08         4,500          3,082,500
 Nabors Industries, Inc.........................    5.00%      5/15/06         2,900          3,103,000
 Noble Affiliates...............................    4.25%     11/01/03         3,250          3,733,438
 Pennzoil Co....................................    4.75%     10/01/03         2,700          2,862,000
 Pride Petroleum................................    6.25%      2/15/06         2,700          3,631,500
                                                                                           ------------
                                                                                             16,412,438
                                                                                           ------------
PHARMACEUTICALS -- 4.8%
 Alza Corp......................................    5.00%      5/01/06         2,800          2,765,000
 McKesson Corp..................................    4.50%      3/01/04         2,500          2,175,000
 MedUSA Corp....................................    6.00%     11/15/03         1,500          1,541,250
 Nabi, Inc., 144A...............................    6.50%      2/01/03         1,550          1,528,687
 Roche Holdings.................................    0.00%      4/20/10         3,000          1,316,250
 Sandoz Capital Ltd.............................    2.00%     10/06/02         3,000          3,330,000
                                                                                           ------------
                                                                                             12,656,187
                                                                                           ------------
RETAIL -- 0.9%
 Price Co.......................................    5.50%      2/28/12         2,300          2,366,125
                                                                                           ------------
WASTE CONTROL -- 1.0%
 United Waste Systems, Inc......................    4.50%      6/01/01         2,575          2,784,219
                                                                                           ------------
Total Convertible Bonds
 (cost $114,578,407)............................                                            125,426,599
                                                                                           ------------

---------------
See Notes to Financial Statements.
                                       20

                                                                            PRINCIPAL
                                                              MATURITY       AMOUNT           VALUE
                  DESCRIPTION                      YIELD        DATE          (000)          (NOTE 2)
------------------------------------------------   -----      --------      ---------      ------------
U.S. TREASURY OBLIGATIONS -- 3.0%
 U.S. Treasury Bills*...........................    0.00%      9/05/96       $ 2,000       $  1,998,600
 U.S. Treasury Bills*...........................    0.00%     10/03/96         2,000          1,991,223
 U.S. Treasury Bills*...........................    0.00%     11/07/96         2,000          1,981,908
 U.S. Treasury Bills*...........................    0.00%     11/21/96         2,000          1,977,836
                                                                                           ------------
Total U.S. Treasury Annual Obligations
 (cost $7,948,256)..............................                                              7,949,567
                                                                                           ------------
TOTAL INVESTMENTS -- 98.6%
 (COST $244,717,351)(A).........................                                            260,998,224
Other Assets In Excess Of Liabilities -- 1.4%...                                              3,741,246
                                                                                           ------------
NET ASSETS -- 100.0%............................                                           $264,739,470
                                                                                           ==============

---------------

Percentages indicated are based on net assets of $264,739,470.

 (a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.................................   $22,037,131
            Unrealized depreciation.................................    (5,756,258)
                                                                       -----------
            Net unrealized appreciation.............................   $16,280,873
                                                                       =============

  * Discounted Securities.

144a -- Security which is restricted as to resale only to qualified institutional investors.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $244,717,351)...........................   $260,998,224
 Cash.............................................................................      3,781,890
 Receivable for Portfolio shares sold.............................................      1,502,612
 Dividends receivable.............................................................      2,022,156
 Receivable for investment securities sold........................................        619,379
 Prepaid expenses.................................................................         61,216
                                                                                     ------------
Total assets......................................................................    268,985,477
                                                                                     ------------
LIABILITIES:
 Payable for investment securities purchased......................................      3,594,116
 Payable for Portfolio shares redeemed............................................        390,060
 Advisory fees payable............................................................         98,594
 Administration fees payable......................................................         43,820
 Shareholder Service fees payable (A Shares)......................................         54,774
 Other accrued expenses...........................................................         64,643
                                                                                     ------------
Total liabilities.................................................................      4,246,007
                                                                                     ------------
NET ASSETS........................................................................   $264,739,470
                                                                                     ==============
Net Assets:
 A Shares.........................................................................   $264,738,426
 K Shares.........................................................................          1,044
                                                                                     ------------
                                                                                     $264,739,470
                                                                                     ==============
Shares Outstanding ($0.001 par value, 300 million shares authorized):
 A Shares.........................................................................     15,600,211
 K Shares.........................................................................             61
                                                                                     ------------
                                                                                       15,600,272
                                                                                     ==============
CALCULATION OF MAXIMUM OFFERING PRICE -- A SHARES:
 Net asset value and redemption price per share...................................         $16.97
 Sales charge -- 4.50% of public offering price...................................           0.80
 Maximum Offering Price...........................................................         $17.77
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -- K SHARES:.......         $16.97
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par...................................................   $     15,600
 Additional paid-in capital.......................................................    228,175,491
 Accumulated net realized gains...................................................     18,781,009
 Net unrealized appreciation of investments.......................................     16,280,873
 Accumulated undistributed net investment income..................................      1,486,497
                                                                                     ------------
NET ASSETS, AUGUST 31, 1996.......................................................   $264,739,470
                                                                                     ==============

---------------
See Notes to Financial Statements.
                                       22

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the Six Months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest...............................................                  $  3,036,811
  Dividends..............................................                     2,729,872
                                                                           ------------
                                                                              5,766,683
EXPENSES:
  Advisory fees..........................................   $  573,105
  Administration fees....................................      254,714
  Shareholder service fees (A Shares)....................      318,391
  Transfer agent fees and expenses.......................      190,944
  Custodian fees and expenses............................       28,402
  Audit fees.............................................       16,289
  Reports to shareholders................................       46,132
  Legal fees.............................................        4,468
  Directors' fees........................................        3,583
  Insurance expense......................................        3,458
  Registration fees......................................       31,397
  Other expenses.........................................       32,557
                                                            ----------
  Total expenses.........................................    1,503,440
    Less: Expenses paid by third parties.................       (7,551)       1,495,889
                                                            ----------     ------------
Net Investment Income....................................                     4,270,794
                                                                           ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains on securities transactions..........                    22,243,139
  Net change in unrealized appreciation of investments...                   (13,977,984)
                                                                           ------------
Net Gain on Investments..................................                     8,265,155
                                                                           ------------
Net Increase in Net Assets Resulting from Operations.....                  $ 12,535,949
                                                                           ============

---------------
See Notes to Financial Statements.
                                       23

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           SIX MONTHS
                                                             ENDED
                                                           AUGUST 31,     YEAR ENDED
                                                              1996       FEBRUARY 29,
                                                          (UNAUDITED)        1996
                                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................................. $  4,270,794   $  8,945,405
  Net realized gain on securities transactions...........   22,243,139      2,680,964
  Net change in unrealized appreciation (depreciation) of
    investments..........................................  (13,977,984)    38,907,177
                                                          ------------   ------------
  Net increase in net assets resulting from operations...   12,535,949     50,533,546
                                                          ------------   ------------
Dividends and distributions to shareholders -- A Shares:
  Dividends to shareholders from net investment income...   (4,174,064)   (10,020,414)
                                                          ------------   ------------
Total dividends and distributions to shareholders........   (4,174,064)   (10,020,414)
                                                          ------------   ------------
Portfolio Share Transactions:
  Net proceeds from shares subscribed....................   32,396,807    264,083,620
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions..........    3,987,131      9,525,718
  Cost of shares redeemed................................  (26,752,152)  (265,627,625)
                                                          ------------   ------------
  Net increase in net assets from Portfolio share
    transactions.........................................    9,631,786      7,981,713
                                                          ------------   ------------
Total Increase...........................................   17,993,671     48,494,845
NET ASSETS:
  Beginning of period....................................  246,745,799    198,250,954
                                                          ------------   ------------
  End of period (including undistributed net income of
    $1,486,497, and $1,389,768).......................... $264,739,470   $246,745,799
                                                          ============   ============

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in Master Investment Trust, Series I -- Asset Allocation
    Portfolio, at value................................................   $26,336,658
  Deferred organization costs and prepaid expenses.....................        29,591
                                                                          -----------
Total assets...........................................................    26,366,249
                                                                          -----------
LIABILITIES:
  Accrued reports to shareholders expense..............................        23,576
  Accrued fund accounting fees and expenses............................         9,331
  Accrued audit fee....................................................         8,068
  Other accrued expenses...............................................         5,088
                                                                          -----------
Total liabilities......................................................        46,063
                                                                          -----------
NET ASSETS.............................................................   $26,320,186
                                                                          ===========
Net Assets:
  A shares.............................................................   $26,319,168
  K shares.............................................................         1,018
                                                                          -----------
                                                                           26,320,186
                                                                          ===========
Shares Outstanding ($0.001 par value, 150 million shares authorized):
  A shares.............................................................     1,498,834
  K shares.............................................................            58
                                                                          -----------
                                                                            1,498,892
                                                                          ===========
CALCULATION OF MAXIMUM OFFERING PRICE -- A SHARES:
  Net asset value per share............................................        $17.56
  Sales charge -- 4.50% of public offering price.......................          0.83
  Maximum Offering Price...............................................        $18.39
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -- K
  SHARES:..............................................................        $17.55
COMPOSITION OF NET ASSETS:
  Capital stock, at par................................................   $     1,499
  Additional paid-in capital...........................................    24,551,205
  Accumulated net realized gains.......................................       984,223
  Net unrealized appreciation on investments...........................       657,602
  Accumulated undistributed net investment income......................       125,657
                                                                          -----------
NET ASSETS, AUGUST 31, 1996............................................   $26,320,186
                                                                          ===========

---------------
See Notes to Financial Statements.
                                       25

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Operations
For the Six Months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series I --
  Asset Allocation Portfolio:
  Interest...................................................                $  340,291
  Dividends..................................................                   137,394
                                                                             ----------
                                                                                477,685
                                                                             ----------
  Expenses...................................................   $ 122,384
  Less: Fee waivers and expense reimbursements...............     (53,208)       69,176
                                                                ---------    ----------
Net Investment Income from Master Investment Trust, Series
  I -- Asset Allocation Portfolio............................                   408,509
EXPENSES:
  Shareholder service fees (A Shares)........................      30,894
  Administration fees........................................      18,433
  Registration fees and expenses.............................      18,272
  Reports to shareholders expense............................      13,560
  Fund accounting fees and expenses..........................      12,675
  Transfer agent fees and expenses...........................      11,204
  Amortization of organization costs.........................       8,547
  Audit fees.................................................       2,837
  Legal fees.................................................       2,448
  Directors' fees............................................         181
  Other operating expenses...................................         849
                                                                ---------
                                                                  119,900
  Less: Fee waivers and expense reimbursements...............     (35,277)       84,623
                                                                ---------    ----------
Net Investment Income........................................                   323,886
                                                                             ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS FROM
  MASTER INVESTMENT TRUST, SERIES I --
  ASSET ALLOCATION PORTFOLIO:
  Net realized gain on securities transactions...............                   691,887
  Net change in unrealized depreciation on investments.......                  (673,872)
                                                                             ----------
Net Gain on Investments from Master Investment Trust, Series
  I -- Asset Allocation Portfolio............................                    18,015
                                                                             ----------
Net Increase in Net Assets Resulting from Operations.........                $  341,901
                                                                              =========

---------------
See Notes to Financial Statements.
                                       26

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                          ENDED
                                                        AUGUST 31,     YEAR ENDED
                                                           1996       FEBRUARY 29,
                                                       (UNAUDITED)        1996
                                                       ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..............................  $   323,886    $   464,352
  Net realized gain on securities transactions.......      691,887        920,161
  Net change in unrealized appreciation
    (depreciation) of investments....................     (673,872 )    1,078,509
                                                       ------------   ------------
  Net increase in net assets resulting from
    operations.......................................      341,901      2,463,022
                                                       ------------   ------------
Dividends and distributions to shareholders -- A
  Shares:
  Dividends to shareholders from net investment
    income...........................................     (310,689 )     (387,903 )
  Distributions in excess of net investment income...           --       (544,588 )
                                                       ------------   ------------
                                                          (310,689 )     (932,491 )
                                                       ------------   ------------
Portfolio Share Transactions:
  Net proceeds from shares subscribed................    6,366,630     17,093,597
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions......      299,015        903,640
  Cost of shares redeemed............................   (2,731,344 )   (2,866,740 )
                                                       ------------   ------------
  Net increase in net assets from Portfolio share
    transactions.....................................    3,934,301     15,130,497
                                                       ------------   ------------
Total Increase.......................................    3,965,513     16,661,028
NET ASSETS:
  Beginning of Period................................   22,354,673      5,693,645
                                                       ------------   ------------
  End of Period (including undistributed net
    investment income of $125,657 and $112,461,
    respectively)....................................  $26,320,186    $22,354,673
                                                       ============== ==============

---------------
See Notes to Financial Statements.
                                       27

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Company operated as a series company comprising seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Capital Income Fund (the "Capital Income Fund") and Pacific Horizon Asset Allocation Fund (the "Asset Allocation Fund") (collectively, the "Funds") only.

    The Capital Income Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. The Asset Allocation Fund seeks to achieve its investment objective by investing substantially all of its assets in the Asset Allocation Portfolio of Master Investment Trust, Series I (the "Portfolio"), an open-end management investment company that has the same investment objective as that of the Asset Allocation Fund. The value of the Asset Allocation Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (14.48% as of August 31, 1996). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Asset Allocation Fund's financial statements.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Capital Income Fund's investment adviser. Concord Holding Corporation ("Concord") serves as the Funds' administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord, serves as the distributor of the Company's shares. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) PORTFOLIO VALUATIONS:

    The securities of the Capital Income Fund for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price on the date of valuation or (if none is available) at the mean between the current quoted bid and asked prices on the date of valuation as provided by investment dealers.

    Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

    The valuation of securities of the Asset Allocation Fund's investment in the Portfolio is discussed in Note 2 of the Portfolio's financial statements.

B) SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES:

    The Capital Income Fund records security transactions on a trade day basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date.

    The Asset Allocation Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis. The valuation of securities by the Portfolio is discussed in
Note 2 of the Portfolio's financial statements.

    Expenses directly attributable to the Capital Income Fund and the Asset Allocation Fund are charged directly to the Capital Income Fund and the Asset Allocation Fund, respectively, while Company expenses attributable to more than one fund of the Company are allocated among the respective funds.

C) DIVIDENDS AND DISTRIBUTIONS:

    The Funds' net investment income is declared as a dividend, quarterly, to shareholders of record at the close of business day on record date. Net realized gains on portfolio securities, if any, will be distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D) FEDERAL INCOME TAXES:

    It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

    At February 29, 1996, the Capital Income Fund had capital loss carryovers of approximately $2,300,000 and $600,000 which will expire in fiscal 2003 and 2004, respectively. To the extent provided by regulations in the Code, these capital loss carryovers will be used to offset future net realized gains on security transactions. As such, it is probable that the gains so offset will not be distributed to shareholders. Capital losses incurred after October 31, 1995 and within the fiscal year are deemed to arise on the first business day of the following fiscal year. The Capital Income Fund incurred and elected to defer such losses of approximately $500,000.

E) OTHER:

    The Asset Allocation Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight line basis over five years.

    The Capital Income Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the six months ended August 31, 1996, custodian fees and expenses paid by third parties were increased by $7,551. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Capital Income Fund and the Portfolio have Investment Advisory Agreements with Bank of America and the Funds have an Administration Agreement with Concord and a Distribution Agreement with the Distributor.

    Pursuant to the terms of the Capital Income Fund's Investment Advisory Agreement, Bank of America is entitled to a fee from the Capital Income Fund, which is accrued daily and payable monthly, at an annual rate of 0.45% of the Capital Income

Fund's average net assets. Pursuant to the terms of the Administration agreement Concord is entitled to a fee from the Capital Income Fund and the Asset Allocation Fund, which is accrued daily and payable monthly, at an annual rate of 0.20% and 0.15%, respectively, of each Fund's average net assets. For the six months ended August 31, 1996 Concord agreed to waive its entire fee as Administrator for the Asset Allocation Fund.

    The Investment Advisory and Administration Agreements provide that if, in any fiscal year, the operating expenses of any Fund (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over the Fund, then Bank of America and Concord will reimburse the Fund for any such excess expenses. At August 31, 1996, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of each Fund's average daily net assets, plus 2.0% of the next $70 million of such assets, plus 1.5% of such assets in excess of $100 million. These agreements provide such reimbursement will be estimated and paid on a monthly basis. For the six months ended August 31, 1996, the Administrator reimbursed $16,844 of operating expenses of the Asset Allocation Fund.

    For the six months ended August 31, 1996, the Distributor advised the Funds that it retained $115,686 and $34,818 from commissions earned on sales of the Capital Income Fund and the Asset Allocation Funds' shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $921,208 and $191,504 from commissions earned on sales of the Funds' shares from the Capital Income Fund and the Asset Allocation Fund, respectively.

    The Funds have adopted a Shareholder Service Plan (the "Plan") under which each Fund pays for shareholder servicing expenses related to each Fund's A Shares. Under the Plan, payments by each Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of each Fund's average daily net assets. For the six months ended August 31, 1996, the Capital Income Fund and the Asset Allocation Fund incurred charges of $318,391 and $30,894, respectively, pursuant to the Plan. The Capital Income Fund and the Asset Allocation Fund were advised that of this amount, the Distributor retained $25,913 and $1,215 respectively and affiliates of Bank of America retained $279,462 and $29,594 respectively. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the

Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative and Shareholder Services Plan (the "Administrative Plan"), the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75% (annualized), respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative and Shareholder Services Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares.

    Effective December 11, 1995, BISYS Fund Services, Inc., also a wholly owned subsidiary of BISYS, served the Capital Income Fund and Asset Allocation Fund as transfer agent and dividend disbursing agent. In this capacity, BISYS Fund Services, Inc. earned $190,944 and $11,204 from the Capital Income Fund and the Asset Allocation Fund respectively for the six months ended August 31, 1996. Prior to December 11, 1995 an unrelated party provided these services.

    For the six months ended August 31, 1996, the Capital Income Fund and the Asset Allocation Fund incurred legal charges totaling $4,468 and $2,448 respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company. Certain officers of the Company are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former president and chairman of the Company receives an additional $40,000 per year through February 28, 1997 in consideration of his years of services.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that

Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs pursuant to the Retirement plan amounted to $1,104 and $20 for the Capital Income Fund and the Asset Allocation Fund respectively, for the six months ended August 31, 1996.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the six months ended August 31, 1996 the cost of purchases and the proceeds from sales of Capital Income Fund's securities (excluding short-term investments) amounted to $3,594,116 and $1,502,612 respectively.

    At August 31, 1996, the cost of Capital Income Fund's securities for federal income tax purposes was substantially the same as for financial reporting purposes. According, net unrealized appreciation of investments amounted to $16,280,873 consisting of gross unrealized depreciation of $5,756,258 and gross unrealized appreciation of $22,037,131.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1996, there were 200 billion shares of the Company's $0.001 par value capital stock authorized, of which 300 million shares were classified as Class F Common Stock (Capital Income Fund) and 150 million shares were classified as Class O Common Stock (Asset Allocation Fund).

    Transactions in shares of common stock of the Funds are summarized below:

                                                                     CAPITAL INCOME FUND
                                                          -----------------------------------------
                                                           SIX MONTHS ENDED AUGUST
                                                                   31, 1996                YEAR
                                                                 (UNAUDITED)              ENDED
                                                          --------------------------   FEBRUARY 29,
                                                            A SHARES     K SHARES(a)    1996 (000)
                                                          ------------   -----------   ------------
Net proceeds from shares subscribed...................... $ 32,395,763     $ 1,044      $  264,084
Net asset value of shares issued to shareholders in
 reinvestment of dividends...............................    3,987,131          --           9,526
Cost of shares redeemed..................................  (26,752,152)         --        (265,628)
                                                          ------------      ------       ---------
Net increase............................................. $  9,630,742     $ 1,044      $    7,982
                                                          ============      ======       =========
Shares sold..............................................    1,937,881          61          18,026
Shares issued in reinvestment of distributions...........      238,491          --             639
Shares redeemed..........................................   (1,603,702)         --         (18,167)
                                                          ------------      ------       ---------
Net increase.............................................      572,670          61             498
                                                          ============      ======       =========

                                                                    ASSET ALLOCATION FUND
                                                          -----------------------------------------
                                                           SIX MONTHS ENDED AUGUST
                                                                   31, 1996                YEAR
                                                                 (UNAUDITED)              ENDED
                                                          --------------------------   FEBRUARY 29,
                                                            A SHARES     K SHARES(a)    1996 (000)
                                                          ------------   -----------   ------------
Net proceeds from shares subscribed...................... $  6,365,612     $ 1,018      $   17,093
Net asset value of shares issued to shareholders in
 reinvestment of dividends...............................      299,015          --             904
Cost of shares redeemed..................................   (2,731,344)         --          (2,867)
                                                            ----------      ------         -------
Net increase............................................. $  3,933,283     $ 1,018      $   15,130
                                                            ==========      ======         =======
Shares sold..............................................      360,850          58           1,016
Shares issued in reinvestment of distributions...........       16,975          --              53
Shares redeemed..........................................     (154,871)         --            (169)
                                                            ----------      ------         -------
Net increase.............................................      222,954          58             900
                                                            ==========      ======         =======

---------------
(a) For the period from July 22, 1996 (commencement of operations) through August 31, 1996.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights (a)
--------------------------------------------------------------------------------

                                      SIX MONTHS
                                         ENDED                             YEAR ENDED
                                      AUGUST 31,    ---------------------------------------------------------
                                        1996(b)     FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                      (UNAUDITED)       1996           1995           1994           1993
                                      -----------   ------------   ------------   ------------   ------------
A SHARES
Net asset value per share, beginning
 of period...........................  $   16.42      $  13.65       $  15.42       $  13.32       $  12.01
                                        --------      --------       --------       --------        -------
Income from Investment Operations:
 Net investment income...............       0.28          0.62           0.57           0.50           0.56
 Net realized and unrealized gains
   (losses) on securities............       0.55          2.84          (1.43)          2.36           1.79
                                        --------      --------       --------       --------        -------
Total income (loss) from investment
 operations..........................       0.83          3.46          (0.86)          2.86           2.35
                                        --------      --------       --------       --------        -------
Less Dividends and Distributions:
 Dividends from net investment
   income............................      (0.28)        (0.69)         (0.54)         (0.48)         (0.60)
 Distributions from net realized
   gains on securities
   transactions......................         --            --          (0.37)         (0.28)         (0.44)
                                        --------      --------       --------       --------        -------
Total dividends and distributions....      (0.28)        (0.69)         (0.91)         (0.76)         (1.04)
                                        --------      --------       --------       --------        -------
Net change in net asset value per
 share...............................       0.55          2.77          (1.77)          2.10           1.31
                                        --------      --------       --------       --------        -------
Net asset value per share, end of
 period..............................  $   16.97      $  16.42       $  13.65       $  15.42       $  13.32
                                        ========      ========       ========       ========        =======
Total return (excludes sales
 charge).............................       5.09%++      25.96%         (5.61)%        21.85%         20.62%
Ratios/Supplemental Data:
 Net assets, end of period (000).....  $ 264,738      $246,746       $198,251       $191,491       $ 19,613
 Ratio of expenses to average net
   assets............................       1.18%+        1.23%          0.97%          0.46%          0.07%
 Ratio of net investment income to
   average net assets................       3.36%+        4.05%          4.48%          4.19%          5.00%
 Ratio of expenses to average net
   assets*...........................         (c)         1.26%**        1.14%          1.20%          3.34%
 Ratio of net investment income to
   average net assets*...............         (c)            (c)         4.31%          3.45%          1.73%
 Portfolio turnover rate.............         78%           57%            94%           103%           216%
 Average commission rate paid (d)....  $  0.0163

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** During the year ended February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

 + Annualized.

 ++ Not annualized.

(a) Security Pacific National Bank served as Investment Adviser through April 21, 1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

(b) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

(c) There were no waivers or reimbursements during the period.

(d) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                        PERIOD ENDED
                                                                         AUGUST 31,
                                                                          1996(a)
                                                                        (UNAUDITED)
                                                                        ------------
K SHARES
Net asset value per share, beginning of period........................    $  16.14
                                                                            ------
Income from Investment Operations:
  Net investment income...............................................        0.05
  Net realized and unrealized gains on securities.....................        0.78
                                                                            ------
Total income from investment operations...............................        0.83
                                                                            ------
Net change in net asset value per share...............................        0.83
                                                                            ------
Net asset value per share, end of period..............................    $  16.97
                                                                            ======
Total return..........................................................        5.09%++
Ratios/Supplemental Data:
  Net assets, end of period...........................................    $  1,044
  Ratio of expenses to average net assets.............................        1.82%+
  Ratio of net investment income to average net assets................        2.69%+
  Ratio of expenses to average net assets.............................            (b)
  Ratio of net investment income to average net assets................            (b)
  Portfolio turnover rate.............................................          78%
  Average commission rate paid (c)....................................    $ 0.0163

---------------

   +  Annualized.
  ++  Represents total return for A Shares from March 1, 1996 to July 21, 1996 plus the total return for the K Shares for the period July 22, 1996 to August 31,
      1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder fee.
 (a)  For the period July 22, 1996 (commencement of operations) through August 31,
      1996.
 (b)  There were no waivers or reimbursements during the period.
 (c)  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                   SIX MONTHS
                                      ENDED                YEAR ENDED
                                   AUGUST 31,      ---------------------------   PERIOD ENDED
                                      1996         FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                 (UNAUDITED)(a)        1996           1995           1994*
                                 ---------------   ------------   ------------   -------------
A SHARES
Net asset value per share,
  beginning of period..........      $ 17.52         $  15.15       $  14.84       $   15.00
                                 ---------------   ------------   ------------   -------------
Income from Investment
  Operations:
  Net investment income........         0.14             0.52           0.48            0.03
  Net realized and unrealized
    gain (loss) on
    securities.................         0.03             2.86           0.24           (0.19)
                                 ---------------   ------------   ------------   -------------
Total income (loss) from
  investment operations........         0.17             3.38           0.72           (0.16)
                                 ---------------   ------------   ------------   -------------
Less Dividends and
  Distributions:
  Dividends to shareholders
    from net investment
    income.....................        (0.13)           (0.53)         (0.41)             --
  Distributions to shareholders
    from net realized gains on
    securities.................           --            (0.48)            --              --
                                 ---------------   ------------   ------------   -------------
Total dividends and
  distributions................        (0.13)           (1.01)         (0.41)             --
                                 ---------------   ------------   ------------   -------------
Net change in net asset value
  per share....................         0.04             2.37           0.31           (0.16)
                                 ---------------   ------------   ------------   -------------
Net asset value per share, end
  of period....................      $ 17.56         $  17.52       $  15.15       $   14.84
                                 ==============    ==========     ==========     ===========
Total Return++.................         1.55%           22.80%          5.03%          (1.07)%
Ratios/Supplemental Data:
    Net assets, end of period
      (000)....................      $26,319         $ 22,355       $  5,694       $     666
    Ratio of expenses to
      average net assets**.....         1.25%+           0.62%          0.00%           0.00%+
    Ratio of net investment
      income to average net
      assets**.................         2.62%+           3.49%          4.25%           4.20%+

---------------

  * For the period January 18, 1994 (commencement of operations) through February 28, 1994.
 ** Reflects the Fund's proportionate share of the fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.71%, 2.30%, 7.89% and 83.95% (annualized) for the periods ended August 31, 1996 February 29, 1996, February 28, 1995, and February 28, 1994, respectively.
  + Annualized.
 ++ The total returns listed are not annualized for the periods ending August
    31, 1996 and February 28, 1994 and do not include the effect of the maximum 4.50% sales charge.
(a) As of July 22, 1996 the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD ENDED
                                                                        AUGUST 31,
                                                                           1996
                                                                       (UNAUDITED)*
                                                                       ------------
K SHARES
Net asset value per share, beginning of period.......................     $17.23
                                                                          ------
Income from Investment Operations:
  Net investment income..............................................       0.04
  Net realized and unrealized gain (loss) on securities..............       0.28
                                                                          ------
Total income (loss) from investment operations.......................       0.32
                                                                          ------
Net change in net asset value per share..............................       0.32
                                                                          ------
Net asset value per share, end of period.............................     $17.55
                                                                          ======
Total Return.........................................................       1.49%++
Ratios/Supplemental Data:
  Net assets, end of period..........................................     $1,018
  Ratio of expenses to average net assets**..........................       1.75%+
  Ratio of net investment income to average net assets**.............       2.12%+

---------------

 * For the period July 22, 1996 (commencement of operations) through August 31, 1996.

** Reflects the Fund's proportionate share of the fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.71%, for the period ended August 31, 1996.

 + Annualized.

++ Represents total return for A Shares from March 1, 1996 to July 21, 1996 plus the total return for the K Shares for the period July 22, 1996 to August 31, 1996. A share performance does not include deduction of the maximum 4.50% sales charge. K share performance will be lower than A share performance due to the K shares' additional 0.50% distribution or shareholder fee.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COMMON STOCKS
AEROSPACE/DEFENSE -- 0.9%
 Boeing Co...........................................................       17,500     $  1,583,750
                                                                                       ------------
AIRLINES -- 0.2%
 AMR Corp............................................................        4,500          369,000
                                                                                       ------------
ALUMINUM -- 0.3%
 Aluminum Co of America..............................................        9,400          583,975
                                                                                       ------------
AUTOMOBILES -- 1.0%
 Ford Motor..........................................................       10,000          335,000
 General Motors Corp.................................................       28,200        1,402,950
                                                                                       ------------
                                                                                          1,737,950
                                                                                       ------------
AUTOMOBILE PARTS -- 0.2%
 Cooper Tire & Rubber................................................       16,500          321,750
                                                                                       ------------
BANKS -- 3.6%
 BankOne Corp........................................................       47,000        1,803,625
 Chase Manhattan Corp................................................       19,800        1,472,625
 CitiCorp............................................................       16,700        1,390,275
 Wells Fargo Company.................................................        7,533        1,873,834
                                                                                       ------------
                                                                                          6,540,359
                                                                                       ------------
BEVERAGES, ALCOHOLIC -- 0.6%
 Anheuser-Busch Companies............................................       14,900        1,128,675
                                                                                       ------------
CHEMICALS -- 2.1%
 Corning, Inc........................................................       12,400          461,900
 Dow Chemical Co. ...................................................       10,800          845,350
 E.I. Du Pont De Nemours & Co........................................       13,000        1,067,625
 Monsanto Corp.......................................................       46,000        1,477,750
                                                                                       ------------
                                                                                          3,852,625
                                                                                       ------------
COMMERICAL SERVICES -- 0.1%
 Dun & Bradstreet Corp...............................................        3,300          190,162
                                                                                       ------------
COMPUTER SOFTWARE -- 2.0%
 Automatic Data Processing, Inc......................................       16,800          899,300
 Microsoft Corp......................................................       18,400        2,254,000
 Silicon Graphics....................................................       29,700          690,525
                                                                                       ------------
                                                                                          3,643,825
                                                                                       ------------
COMPUTER HARDWARE -- 2.8%
 Hewlett Packard Co..................................................       24,000        1,050,000
 IBM.................................................................       14,500        1,658,438
 Seagate Technology..................................................       23,700        1,137,600
 Cisco Systems.......................................................       24,600        1,297,650
                                                                                       ------------
                                                                                          5,143,688
                                                                                       ------------

---------------
See Notes to Financial Statements.
                                       39

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------   ----------     ------------
ELECTRICAL PRODUCTS -- 2.8%
 Emerson Electric Co.................................................       15,900     $  1,331,625
 General Electric Co.................................................       44,700        3,715,688
                                                                                       ------------
                                                                                          5,047,313
                                                                                       ------------
FINANCIAL SERVICES -- 2.7%
 American Express....................................................       44,500        1,946,875
 Household International, Inc........................................       16,800        1,331,400
 Dean Witter Discover Co.............................................       32,800        1,640,000
                                                                                       ------------
                                                                                          4,918,275
                                                                                       ------------
FOOD -- 1.4%
 Conagra, Inc........................................................       20,000          842,500
 Ralston Purina Co...................................................       15,300          956,250
 Sara Lee Corp.......................................................       23,000          724,500
                                                                                       ------------
                                                                                          2,523,250
                                                                                       ------------
HEALTHCARE PRODUCTS -- 0.8%
 Baxter International................................................       21,200          946,050
 Medtronic Inc.......................................................        8,100          421,200
                                                                                       ------------
                                                                                          1,367,250
                                                                                       ------------
HOUSEHOLD, GENERAL PRODUCTS -- 1.9%
 Colgate-Palmolive Co................................................        4,600          373,750
 Gillette Co.........................................................       14,800          943,500
 Newell Co...........................................................       18,000          560,250
 Proctor & Gamble....................................................       18,700        1,661,963
                                                                                       ------------
                                                                                          3,539,463
                                                                                       ------------
INSURANCE -- LIFE -- 0.5%
 Providian Corp......................................................       21,800          901,975
                                                                                       ------------
INSURANCE -- PROPERTY AND CASUALTY -- 1.0%
 American Intl Group, Inc............................................       12,750        1,211,250
 Chubb Corp..........................................................       13,800          612,375
                                                                                       ------------
                                                                                          1,823,625
                                                                                       ------------
LEISURE -- 0.7%
 Disney Walt Co......................................................       15,497          883,329
 Hilton Hotels Corp..................................................        3,900          416,813
                                                                                       ------------
                                                                                          1,300,142
                                                                                       ------------
MACHINERY -- 1.0%
 General Signal Corp.................................................       17,500          702,188
 Illinois Tool Works, Inc............................................       17,100        1,182,038
                                                                                       ------------
                                                                                          1,884,226
                                                                                       ------------
MANUFACTURING -- BUILDING MATERIALS -- 0.4%
 Armstrong World Ind.................................................       10,200          631,125
                                                                                       ------------
MEDIA, PUBLISHING -- 0.8%
 Gannett, Inc........................................................        4,100          274,700
 McGraw Hill Companies...............................................        9,400          385,400
 Time Warner, Inc....................................................        9,600          320,400
 Tribune Co..........................................................        6,300          452,813
                                                                                       ------------
                                                                                          1,433,313
                                                                                       ------------
MEDIA -- BROADCASTING -- 0.8%
 TeleCommunications, Inc.............................................        8,300          123,463
                                                                                       ------------

---------------
See Notes to Financial Statements.
                                       40

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
METALS -- 0.3%
 Newmont Mining Corp.................................................       10,500     $    555,188
                                                                                       ------------
MULTI INDUSTRIES -- 3.0%
 Alco Standard Corp..................................................       36,900        1,609,763
 Tenneco, Inc........................................................       18,800          935,300
 TRW, Inc............................................................       15,400        1,424,500
 Tyco, Int...........................................................       34,600        1,461,850
                                                                                       ------------
                                                                                          5,431,413
                                                                                       ------------
OIL & GAS INTERNATIONAL -- 2.3%
 Chevron Corp........................................................       12,300          724,163
 Exxon Corp..........................................................       19,600        1,594,950
 Mobil Oil...........................................................        9,200        1,037,300
 Texaco, Inc.........................................................        9,000          798,750
                                                                                       ------------
                                                                                          4,155,163
                                                                                       ------------
OIL & GAS PRODUCTION/SERVICES -- 2.3%
 Coastal Corp........................................................       20,100          796,453
 Panenergy Corp......................................................       20,500          679,063
 Halliburton Co......................................................       12,700          668,338
 Schlumberger Ltd....................................................        6,900          582,188
 Williams Co.........................................................       17,700          882,788
 USX Marathon Group..................................................       24,100          503,088
                                                                                       ------------
                                                                                          4,111,928
                                                                                       ------------
PAPER PRODUCTS -- 1.2%
 Champion International..............................................       27,100        1,165,300
 International Paper Co..............................................       11,300          452,000
 Willamette Inds.....................................................        8,200          506,350
                                                                                       ------------
                                                                                          2,123,650
                                                                                       ------------
PHARMACEUTICALS -- 5.4%
 American Home Products..............................................       21,000       1,244,2590
 Amgen Inc...........................................................       10,000          582,500
 Bristol-Meyers......................................................       15,800        1,386,450
 Lilly Eli & Co......................................................       19,800        1,133,550
 Abbot Laboratories..................................................       39,000        1,759,875
 Merck & Co., Inc....................................................       18,200        1,194,375
 Pfizer, Inc.........................................................       16,600        1,178,600
 Schering Plough Corp................................................       10,400          581,100
 Warner Lambert Co...................................................        5,400          321,300
 Johnson & Johnson...................................................        8,000          394,000
                                                                                       ------------
                                                                                          9,776,000
                                                                                       ------------
PHOTOGRAPHY -- 0.3%
 Eastman Kodak Co....................................................        6,900          500,250
                                                                                       ------------
RAILROAD -- 0.8%
 Burlington Northern Santa Fe........................................        8,400          672,000
 Union Pacific Corp..................................................        9,600          699,600
                                                                                       ------------
                                                                                          1,371,600
                                                                                       ------------
RETAIL -- 3.3%
 Home Depot..........................................................       28,300        1,503,438
 May Dept Stores.....................................................       24,000        1,092,000
 Wal-Mart Stores, Inc................................................       80,400        2,130,600
 Nordstrom, Inc......................................................       18,100          705,900
 Price/Costco, Inc...................................................       29,500          586,313
                                                                                       ------------
                                                                                          6,018,251
                                                                                       ------------

---------------
See Notes to Financial Statements.
                                       41

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
SEMICONDUCTORS -- 2.4%
 Intel Corp..........................................................       36,000     $  2,873,250
 National Semiconductor..............................................       44,700          821,363
 Motorola, Inc.......................................................       12,700          677,863
                                                                                       ------------
                                                                                          4,372,476
                                                                                       ------------
SOFT DRINKS, BEVERAGES -- 1.7%
 Coca-Cola Co........................................................       38,700        1,935,000
 Pepsico.............................................................       37,400        1,075,250
                                                                                       ------------
                                                                                          3,010,250
                                                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.5%
 3 Com Corp..........................................................       18,000          841,500
                                                                                       ------------
TELECOMMUNICATIONS SERVICES -- 3.1%
 Airtouch Communications.............................................       13,000          357,500
 AT&T................................................................       25,900        1,359,750
 GTE.................................................................       36,100        1,421,438
 MCI Communications Corp.............................................       45,100        1,133,138
 Pacific Telesis Group...............................................       13,700          443,524
 Worldcom, Inc.......................................................       44,200          928,200
                                                                                       ------------
                                                                                          5,643,550
                                                                                       ------------
TOBACCO -- 1.6%
 Philip Morris Cos., Inc.............................................       20,900        1,875,775
 UST, Inc............................................................       33,400        1,002,000
                                                                                       ------------
                                                                                          2,877,775
                                                                                       ------------
TOYS -- 0.1%
 Mattel, Inc.........................................................        7,000          184,625
                                                                                       ------------
UTILITIES/ELECTRIC -- 0.8%
 Central & South West Corp...........................................       24,200          638,275
 Duke Power Co.......................................................       15,900          743,325
                                                                                       ------------
                                                                                          1,381,600
                                                                                       ------------
UTILITIES -- GAS -- 0.8%
 Noram Energy........................................................       65,700          960,863
 Pacific Enterprises.................................................       13,800          412,275
                                                                                       ------------
                                                                                          1,373,138
                                                                                       ------------
Total Common Stocks -- 57.2%
 (cost $95,101,290)..................................................                  $104,317,536
                                                                                       ------------

                                                                            PRINCIPAL
                                                              MATURITY       AMOUNT           VALUE
                  DESCRIPTION                      RATE         DATE          (000)          (NOTE 2)
------------------------------------------------   -----      --------      ---------      ------------
U.S. GOVERNMENT OBLIGATIONS
U.S. TREASURY BONDS -- 7.5%
 U.S. Treasury Bonds............................   10.38%     11/15/12       $ 8,800       $ 10,954,680
 U.S. Treasury Bonds............................    8.13%     08/15/21         2,500          2,739,675
                                                                                           ------------
                                                                                             13,694,355
                                                                                           ------------

---------------
See Notes to Financial Statements.
                                       42

                                                                            PRINCIPAL
                                                              MATURITY       AMOUNT           VALUE
                  DESCRIPTION                      RATE         DATE          (000)          (NOTE 2)
------------------------------------------------   -----      --------      ---------      ------------
U.S. TREASURY NOTES -- 2.0%
 U.S. Treasury Notes............................    5.00%     02/15/99       $ 2,250       $  2,176,560
 U.S. Treasury Notes............................    6.63%     06/30/01         1,500          1,493,085
                                                                                           ------------
                                                                                              3,669,645
                                                                                           ------------
Total U.S. Government Obligations -- 9.5%
 (cost $18,085,133).............................                                             17,364,000
                                                                                           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.4%
 Federal Home Loan Mortgage Corporation
   Pool #G10304.................................    6.50%     04/01/09           887            851,594
 Federal Home Loan Mortgage Corporation
   Pool #E60891.................................    6.50%     07/01/10         3,066          2,942,527
 Federal Home Loan Mortgage Corporation
   Pool #297505.................................    8.00%     06/01/17            12             12,216
 Federal Home Loan Mortgage Corporation
   Pool #533301.................................   10.50%     04/01/19            32             35,199
 Federal Home Loan Mortgage Corporation
   Pool #544066.................................    8.00%     12/01/19            13             13,416
 FNCI Pool #325602..............................    6.50%     10/01/10           578            554,414
 FNCI Pool #329451..............................    6.50%     03/01/11           992            951,578
 FNCI Pool #338029..............................    6.50%     03/01/11           421            403,518
 FNCI Pool #338572..............................    6.50%     03/01/11           673            644,942
 FNCI Pool #340676..............................    6.50%     03/01/11           999            958,542
 FNCI Pool #340686..............................    6.50%     03/01/11         1,270          1,218,180
Government National Mortgage Association
 Pool #146301...................................   10.00%     02/15/16            90             97,715
 GNSF Pool #318567..............................    8.00%     01/15/22            15             15,442
 GNSF Pool #317275..............................    8.00%     02/15/22            16             15,713
 GNSF Pool #321799..............................    8.00%     04/15/22           487            487,542
 GNSF Pool #323085..............................    8.00%     05/15/22           976            976,437
 GNSF Pool #342065..............................    8.00%     11/15/22           434            434,379
 FGLMC Pool #D66935.............................    7.50%     01/01/26           409            399,871
 FGLMC Pool #D66969.............................    7.50%     01/01/26           876            856,854
 FGLMC Pool #D68671.............................    7.50%     02/01/26           599            585,388
 FGLMC Pool #D69671.............................    7.50%     03/01/26            33             32,571
 FGLMC Pool #D70402.............................    7.50%     03/01/26           107            104,693
 FGLMC Pool #D69839.............................    7.50%     04/01/26           540            528,441
 FGLMC Pool #D69930.............................    7.50%     04/01/26           468            457,378
 FGLMC Pool #D70086.............................    7.50%     04/01/26           577            564,455
 FGLMC Pool #D71116.............................    7.50%     05/01/26            98             95,773
 FGLMC Pool #D71404.............................    7.50%     05/01/26         1,270          1,242,049
 FGLMC TBA......................................    8.00%     08/01/26         9,000          9,056,250
                                                                                           ------------
Total U.S. Government Agency Obligations
 (cost $24,942,940).............................                                             24,537,077
                                                                                           ------------
TAXABLE MUNICIPAL BONDS -- 0.4%
ILLINOIS --
 Cook County, General Obligation Bond...........    5.00%     11/15/23           800            685,000
                                                                                           ------------

---------------
See Notes to Financial Statements.
                                       43

                                                                            PRINCIPAL
                                                              MATURITY       AMOUNT           VALUE
                  DESCRIPTION                      RATE         DATE          (000)          (NOTE 2)
------------------------------------------------   -----      --------      ---------      ------------
EURO BONDS -- 1.4%
 Republic of Italy Zero Coupon..................    0.00%     01/10/01       $ 3,500       $  2,559,375
                                                                                           ------------
COMMERCIAL PAPER -- 4.2%
 Nestle Capital Corp Cp**.......................    5.32%     09/10/96         3,800          3,798,344
 AT&T CP**......................................    5.32%     09/10/96         3,800          3,796,069
                                                                                           ------------
                                                                                              7,594,413
                                                                                           ------------
CORPORATE OBLIGATIONS -- 14.7%
CORPORATE BONDS -- 1.9%
 Lehman Brothers................................    5.75%     11/15/98         1,000            975,000
 Hertz Corporation..............................    7.00%     07/15/03         2,500          2,421,875
                                                                                           ------------
                                                                                              3,396,875
                                                                                           ------------
MEDIUM TERM NOTES -- 12.8%
 Morgan Stanley Group MTN.......................    5.63%     03/01/99         1,500          1,456,875
 Province of Quebec MTN.........................    7.98%     04/01/99         3,000          3,075,000
 General Motors Accept Corp.....................    7.38%     05/26/99         2,000          2,022,500
 Bank of Nova Scotia............................    9.00%     10/01/99         1,400          1,477,000
 GMAC...........................................    8.40%     10/15/99         1,345          1,398,800
 Ford Motor.....................................    8.38%     01/15/00         3,000          3,112,500
 International Lease Finance....................    5.71%     02/01/00         1,600          1,536,000
 Chrysler Financial Corp........................    5.63%     02/16/01         2,500          2,346,875
 NationsBank Credit Card Master.................    6.45%     04/15/03         3,500          3,455,168
 The Money Storetrust 1996-B....................    7.38%     05/15/17         3,500          3,494,112
                                                                                           ------------
                                                                                             23,374,830
                                                                                           ------------
Total Corporate Obligations
 (cost $38,264,533).............................                                             37,610,493
                                                                                           ------------
TOTAL INVESTMENTS -- 100.7%
 (COST $176,393,070)............................                                            183,829,106
Other Liabilities in Excess of
 Assets -- (0.7%)...............................                                             (1,317,231)
                                                                                           ------------
NET ASSETS -- 100%..............................                                           $182,511,875
                                                                                           ==============

---------------

 * Mortgage-backed pass-through obligations
** Discount Security

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities at value (cost $176,393,070)..............   $183,829,106
  Cash................................................................         73,400
  Receivable for investment securities sold...........................      7,892,860
  Contribution receivable.............................................        107,408
  Dividends receivable................................................        262,201
  Interest receivable.................................................        876,103
  Deferred organization costs and prepaid expenses....................         32,592
                                                                         ------------
Total assets..........................................................    193,073,670
                                                                         ------------
LIABILITIES:
  Withdrawal payable..................................................         15,811
  Payable for investment securities purchased.........................     10,448,530
  Advisor fees payable................................................         30,460
  Accrued audit fees..................................................         20,068
  Accrued Legal fees..................................................         10,992
  Accrued accounting fees.............................................         10,161
  Accrued custody fees................................................          7,320
  Administration fees payable.........................................          2,768
  Other accrued expenses..............................................         15,685
                                                                         ------------
Total liabilities.....................................................     10,561,795
                                                                         ------------
NET ASSETS............................................................   $182,511,875
                                                                         ============

---------------
See Notes to Financial Statements.
                                       45

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Statements of Operations
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest.................................................                  $ 2,535,308
  Dividends................................................                    1,020,836
                                                                             -----------
                                                                               3,556,144
                                                                             -----------
EXPENSES:
  Advisory fees............................................      507,536
  Administration fees......................................       46,140
  Fund accounting fees and expenses........................       66,782
  Audit fees...............................................       20,491
  Custodian fees and expenses..............................       15,125
  Legal fees...............................................       12,307
  Trustees fees............................................        9,695
  Amortization of organization costs.......................        6,982
  Other operating expenses.................................        5,449
                                                              ----------
                                                                 690,507
  Less: Fee waivers and expense reimbursements.............     (396,867)
                                                              ----------
                                                                                 293,640
                                                                             -----------
Net Investment Income......................................                    3,262,504
                                                                             -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on securities transactions.............                    8,726,909
  Net change in unrealized appreciation (depreciation) on
    investments............................................                   (8,382,622)
                                                                             -----------
Net Gain on Investments....................................                      344,287
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                  $ 3,606,791
                                                                             ===========

---------------
See Notes to Financial Statements.
                                       46

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          FOR THE SIX
                                                          MONTHS ENDED     FOR THE
                                                           AUGUST 31,     YEAR ENDED
                                                              1996       FEBRUARY 29,
                                                          (UNAUDITED)        1996
                                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.................................. $  3,262,504   $  6,425,653
  Net realized gain (loss) on securities transactions....    8,726,909     19,223,012
  Net change in unrealized appreciation (depreciation) on
    investments..........................................   (8,382,622)     8,662,241
                                                          ------------   ------------
  Net increase in net assets resulting from operations...    3,606,791     34,310,906
                                                          ------------   ------------
Trust Share Transactions:
  Contributions..........................................   13,790,000     31,372,458
  Withdrawals............................................  (15,939,330)   (35,499,213)
                                                          ------------   ------------
  Net decrease in net assets resulting from Trust share
    transactions.........................................   (2,149,330)    (4,126,755)
                                                          ------------   ------------
Total Increase...........................................    1,457,461     30,184,151
NET ASSETS:
  Beginning of period....................................  181,054,414    150,870,263
                                                          ------------   ------------
  End of period.......................................... $182,511,875   $181,054,414
                                                          ============   ============

See Notes to Financial Statements.
                                       47

---------------

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. At August 31, 1996, the Trust consisted of five portfolios. The accompanying financial statements and notes are those of the Asset Allocation Portfolio (the "Portfolio") only.

    The investment objective of the Portfolio is to obtain long term growth from capital appreciation and dividend and interest income. The Portfolio seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.

    Bank of America National Trust and Savings Association ("Bank of America"), a wholly owned subsidiary of BankAmerica Corporation, serves as the Portfolio's investment adviser.

    Concord Holding Corporation ("Concord") serves as the Portfolio's administrator through BISYS Fund Services (Ireland) Ltd., a wholly owned subsidiary of Concord. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATIONS:

    Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the date of valuation or, if none is available, at the mean between the current quoted bid and asked prices on the date of valuation. Securities that are primarily traded on the NASDAQ national securities market are valued at the last reported sales price on the date of valuation or, if none is available, at the last quoted bid price on the date of valuation. The Portfolio may use an independent pricing service, approved by the Board of Trustees, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days until maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B)SECURITIES TRANSACTIONS AND
   INVESTMENT INCOME:

    Securities transactions are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recorded on the ex-dividend date.

C) EXPENSES:

    Expenses directly attributable to the Portfolio are charged to the Portfolio while Trust expenses attributable to more than one portfolio of the Trust and general Trust expenses are allocated among the respective portfolios of the Trust.

D) FEDERAL INCOME TAXES:

    The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on their share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolio has an Advisory Agreement with Bank of America and an Administration Agreement with Concord.

    As Adviser, Bank of America is responsible for managing the investment of the assets of the Portfolio in conformity with the stated objectives and policies of the Portfolio. For its services, Bank of America is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the Portfolio. For the period ended August 31, 1996, Bank of America waived $363,775 in fees as Adviser of the Portfolio.

    As Administrator, Concord assists in supervising the operations of the Portfolio. For its services, Concord is entitled to a fee, accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the period ended August 31, 1996, Concord waived $33,092 in fees as Administrator of the Portfolio.

    For services provided to all five of the portfolios constituting the Trust, each Trustee receives an annual fee of $3,000 and a meeting fee of $500. For the period ended August 31, 1996, the Portfolio incurred legal expenses of $12,307, which were earned by a law firm, a partner of which serves as Secretary of the Trust.

Certain officers of the Trust are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES

    The following table summarizes the securities transactions effected by the Portfolio, excluding short-term securities, for the period ended August 31, 1996.

                                       PURCHASES        SALES
                                      ------------   -----------
U.S. Government...................... $  6,776,406    $         0
Other................................   94,121,136     97,191,208
                                      ------------    -----------
                                      $100,897,542    $97,191,208
                                      ============    ===========

    At August 31, 1996, the cost of the securities of the Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments amounted to $7,436,036, consisting of gross unrealized appreciation of $12,044,215, and gross unrealized depreciation of $4,608,179.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Portfolio had the following concentrations by industry sector at August 31, 1996 (as a percentage of total investments):

U.S.Treasury Bonds...........      7.4%
U.S.Treasury Notes...........      2.0%
U.S. Govt. Agency
  Obligations................     13.3%
Taxable Municipal Bonds......      0.4%
Medium Term Notes............     12.7%
Corporate Obligations........      1.9%
Commercial Paper Discount....      4.1%
Eurobonds....................      1.4%
Aerospace/Defense............      0.9%
Airlines.....................      0.2%
Aluminium....................      0.3%
Automobiles/Automobile
  parts......................      1.1%
Banks........................      3.6%
Beverages....................      2.2%
Chemicals....................      2.1%
Computer Hardware............      2.8%
Computer Software............      2.0%
Household, General Products..      1.9%
Electrical Products..........      2.8%
Semiconductors...............      2.4%
Financial Services...........      2.7%
Food.........................      1.4%
Health Care..................      0.7%
Insurance Life...............      0.5%
Insurance -- Property and
  Casualty...................      1.0%
Oil and Gas..................      4.5%
Leisure......................      0.7%
Manufacturing -- Building
  Materials..................      0.3%
Manufacturing -- Machinery...      1.0%
Media,
  Publishing/Broadcasting....      0.9%
Metals.......................      0.3%
Multi Industry...............      2.9%
Paper Products...............      1.2%
Pharmaceuticals..............      5.3%
Photography..................      0.3%
Railroads....................      0.7%
Retail.......................      3.3%
Telecommunications
  Equipment..................      0.5%
Telecommunications...........      3.1%
Tobacco......................      1.6%
Toys.........................      0.1%
Utilities -- Gas/Electric....      1.4%
Commercial Services..........      0.1%
                                ------
                                 100.0%
                                =======

MASTER INVESTMENT TRUST SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                                                 SIX
                                             MONTHS ENDED       YEAR           YEAR          PERIOD
                                              AUGUST 31,       ENDED          ENDED          ENDED
                                                 1996       FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                             (UNAUDITED)        1996           1995          1994*
                                             ------------   ------------   ------------   ------------
Ratio of Expenses to average net assets+....       0.32%++      0.26%          0.17%           0.24%++
Ratio of investment income to average net
  assets+...................................       3.54%++      3.87%          4.01%           3.35%++
Portfolio Turnover..........................         55%         157%           142%             67%
Average commission rate paid(a).............   $ 0.0010

---------------

 * For the period December 6, 1993 (commencement of operations) through February 28, 1994

 + Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.43%, 0.47%, 0.60% and 0.03% (annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

++ Annualized

(a) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

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Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

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    Name of Broker

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[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund

     MONEY MARKET FUNDS

       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:
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           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

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Concord Financial Group, Inc., Distributor

GRI-0005